Exhibit H(31)

Form of

EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the “Agreement”) is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), effective as of the 1st day of February, 2018.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MM MSCI EAFE® International Index Fund, MM Select Bond and Income Asset Fund, MM Select Equity Asset Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM 2055 Fund, and MassMutual RetireSMARTSM 2060 Fund (the “Funds”) are each a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the SEC as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreements;

NOW THEREFORE, the Trust and the Manager hereby agree as follows:

1.	Expense Limitation

	The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2019 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

	MassMutual Select Strategic Bond Fund	Expense Cap
	Class I shares	0.48%
	Class R5 shares	0.58%
	Service Class shares	0.68%
	Administrative Class shares	0.78%
	Class A shares	1.03%
	Class R4 shares	0.93%
	Class R3 shares	1.18%

MassMutual Select BlackRock Global Allocation Fund
Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual Select Fundamental Growth Fund
Expense Cap
Class I shares	0.70%
Class R5 shares	0.80%
Service Class shares	0.90%
Administrative Class shares	1.00%
Class A shares	1.25%
Class R4 shares	1.15%
Class R3 shares	1.40%

MassMutual Select Mid-Cap Value Fund
Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

MassMutual Select Small Cap Value Equity Fund
Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

MM S&P Mid Cap Index Fund
Expense Cap
Class I shares	0.20%
Class R5 shares	0.30%
Service Class shares	0.45%
Administrative Class shares	0.55%
Class A shares	0.80%
Class R4 shares	0.70%
Class R3 shares	0.95%

	MM Russell 2000 Small Cap Index Fund
		Expense Cap
	Class I shares	0.20%
	Class R5 shares	0.30%
	Service Class shares	0.45%
	Administrative Class shares	0.55%
	Class A shares	0.80%
	Class R4 shares	0.70%
	Class R3 shares	0.95%

	MM MSCI EAFE International Index Fund
		Expense Cap
	Class I shares	0.25%
	Class R5 shares	0.35%
	Service Class shares	0.50%
	Administrative Class shares	0.60%
	Class A shares	0.85%
	Class R4 shares	0.75%
	Class R3 shares	1.00%

	MM Select Bond and Income Asset Fund
		Expense Cap
	Class I shares	0.26%

	MM Select Equity Asset Fund
		Expense Cap
	Class I shares	0.25%

2.	Expense Limitation

The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), including Acquired Fund Fees and Expenses (calculated for this purpose at least monthly based on the Fund’s year-to-date average net assets of each Underlying Fund over the preceding period and the net expense ratio of each Underlying Fund stated in its then-current prospectus or most recent filing), through January 31, 2019 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

	MassMutual RetireSMART Conservative Fund
		Expense Cap
	Class I shares	0.47%
	Class R5 shares	0.57%
	Service Class shares	0.67%
	Administrative Class shares	0.77%
	Class A shares	1.02%
	Class R4 shares	0.92%
	Class R3 shares	1.17%

MassMutual RetireSMART Moderate Fund
Expense Cap
Class I shares	0.54%
Class R5 shares	0.64%
Service Class shares	0.74%
Administrative Class shares	0.84%
Class A shares	1.09%
Class R4 shares	0.99%
Class R3 shares	1.24%

MassMutual RetireSMART Moderate Growth Fund
Expense Cap
Class I shares	0.59%
Class R5 shares	0.69%
Service Class shares	0.79%
Administrative Class shares	0.89%
Class A shares	1.14%
Class R4 shares	1.04%
Class R3 shares	1.29%

MassMutual RetireSMART Growth Fund
Expense Cap
Class I shares	0.64%
Class R5 shares	0.74%
Service Class shares	0.84%
Administrative Class shares	0.94%
Class A shares	1.19%
Class R4 shares	1.09%
Class R3 shares	1.34%

MassMutual RetireSMART In Retirement Fund
Expense Cap
Class I shares	0.55%
Class R5 shares	0.65%
Service Class shares	0.75%
Administrative Class shares	0.85%
Class A shares	1.10%
Class R4 shares	1.00%
Class R3 shares	1.25%

MassMutual RetireSMART 2010 Fund
Expense Cap
Class I shares	0.53%
Class R5 shares	0.63%
Service Class shares	0.73%
Administrative Class shares	0.83%
Class A shares	1.08%
Class R4 shares	0.98%
Class R3 shares	1.23%

MassMutual RetireSMART 2015 Fund
Expense Cap
Class I shares	0.56%
Class R5 shares	0.66%
Service Class shares	0.76%
Administrative Class shares	0.86%
Class A shares	1.11%
Class R4 shares	1.01%
Class R3 shares	1.26%

MassMutual RetireSMART 2020 Fund
Expense Cap
Class I shares	0.56%
Class R5 shares	0.66%
Service Class shares	0.76%
Administrative Class shares	0.86%
Class A shares	1.11%
Class R4 shares	1.01%
Class R3 shares	1.26%

MassMutual RetireSMART 2025 Fund
Expense Cap
Class I shares	0.55%
Class R5 shares	0.65%
Service Class shares	0.75%
Administrative Class shares	0.85%
Class A shares	1.10%
Class R4 shares	1.00%
Class R3 shares	1.25%

MassMutual RetireSMART 2030 Fund
Expense Cap
Class I shares	0.59%
Class R5 shares	0.69%
Service Class shares	0.79%
Administrative Class shares	0.89%
Class A shares	1.14%
Class R4 shares	1.04%
Class R3 shares	1.29%

MassMutual RetireSMART 2035 Fund
Expense Cap
Class I shares	0.61%
Class R5 shares	0.71%
Service Class shares	0.81%
Administrative Class shares	0.91%
Class A shares	1.16%
Class R4 shares	1.06%
Class R3 shares	1.31%

MassMutual RetireSMART 2040 Fund
Expense Cap
Class I shares	0.60%
Class R5 shares	0.70%
Service Class shares	0.80%
Administrative Class shares	0.90%
Class A shares	1.15%
Class R4 shares	1.05%
Class R3 shares	1.30%

MassMutual RetireSMART 2045 Fund
Expense Cap
Class I shares	0.58%
Class R5 shares	0.68%
Service Class shares	0.78%
Administrative Class shares	0.88%
Class A shares	1.13%
Class R4 shares	1.03%
Class R3 shares	1.28%

MassMutual RetireSMART 2050 Fund
Expense Cap
Class I shares	0.59%
Class R5 shares	0.69%
Service Class shares	0.79%
Administrative Class shares	0.89%
Class A shares	1.14%
Class R4 shares	1.04%
Class R3 shares	1.29%

MassMutual RetireSMART 2055 Fund
Expense Cap
Class I shares	0.57%
Class R5 shares	0.67%
Service Class shares	0.77%
Administrative Class shares	0.87%
Class A shares	1.12%
Class R4 shares	1.02%
Class R3 shares	1.27%

MassMutual RetireSMART 2060 Fund
Expense Cap
Class I shares	0.57%
Class R5 shares	0.67%
Service Class shares	0.77%
Administrative Class shares	0.87%
Class A shares	1.12%
Class R4 shares	1.02%
Class R3 shares	1.27%

IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed on the 31st day of January, 2018.

MML INVESTMENT ADVISERS, LLC

By:
Tina Wilson, Vice President

MASSMUTUAL SELECT FUNDS
on behalf of each of the Funds

By:
Renee Hitchcock, CFO and Treasurer